UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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GTY TECHNOLOGY HOLDINGS INC.

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GTY TECHNOLOGY HOLDINGS INC.
1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144

NOTICE OF EXTRAORDINARY GENERAL MEETING TO BE HELD ON OCTOBER 30, 2018

TO THE SHAREHOLDERS OF GTY TECHNOLOGY HOLDINGS INC.:

You are cordially invited to attend the extraordinary general meeting (the “Extraordinary General Meeting”) of shareholders of GTY Technology Holdings Inc. (“we”, “us”, “our” or the “Company”) to be held at 10:00 a.m. Eastern Time on October 30, 2018 at the offices of Winston & Strawn LLP, located at 200 Park Avenue, New York, NY 10166. The accompanying proxy statement (the “Proxy Statement”) is dated October 11, 2018, and is first being mailed to shareholders of the Company on or about October 12, 2018. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

•	a proposal to amend the Company’s second amended and restated memorandum and articles of association (the “Articles”) in the form set forth in Annex A to the Proxy Statement (such amendment, the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”) or (ii) cease its operations if it fails to complete such business combination and redeem all of its Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”), included as part of the units sold in the Company’s initial public offering that was consummated on November 1, 2016 (the “IPO”) from November 1, 2018 to May 1, 2019 (the “Extension” and such later date, the “Extended Date”); and

•	a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the Proxy Statement.

The purpose of the Extension Amendment Proposal is to allow the Company more time to complete its previously announced proposed business combination (the “Business Combination”), in which a newly formed entity will acquire (i) the Company, (ii) Bonfire Interactive Ltd., (iii) CityBase, Inc., (iv) eCivis Inc., (v) Open Counter Enterprises Inc., (vi) Questica Inc. and Questica USCDN Inc., and (vii) Sherpa Government Solutions LLC, as further described in the Proxy Statement.

Our IPO prospectus and Articles provide that the Company has until November 1, 2018 to complete a business combination, which does not provide sufficient time to complete the Business Combination. The purpose of the Extension Amendment Proposal is to allow the Company more time to complete the Business Combination, which our board of directors (our “board”) believes is in the best interest of our shareholders. If the Extension Amendment Proposal is approved, we will hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of the Business Combination.

In connection with the Extension Amendment Proposal, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s U.S.-based trust account established in connection with the IPO at J.P. Morgan Chase Bank, N.A, maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”), including interest earned on the funds held in the Trust Account, less income taxes payable, divided by the number of then outstanding Class A ordinary shares issued in our IPO (such shares, the “public shares” and such election, an “Election”). An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, this shall not affect the right of public shareholders to have the opportunity to redeem all or a portion of their public shares upon completion of an initial business combination.

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Based upon the amount in the Trust Account as of September 30, 2018, which was $563,736,095, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.21 at the time of the Extraordinary General Meeting. The closing price of the public shares on The Nasdaq Capital Market on October 11, 2018, the most recent closing price, was $10.16. The Company cannot assure shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by November 1, 2018, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Fund (less up to $100,000 of interest to pay dissolution expenses), less taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish rights of the public shareholders as shareholders of the Company (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, neither GTY Investors, LLC (our “Sponsor”) nor the Company’s officers and directors (collectively with our Sponsor, the “initial shareholders”) will receive any monies held in the Trust Account as a result of their aggregate ownership of the 13,800,000 Class B ordinary shares, par value $0.0001 per share (the “founder shares” and together with the Class A ordinary shares, the “ordinary shares”), that are owned by the Sponsor and our other initial shareholders on the date of the Proxy Statement.

The approval of the Extension Amendment Proposal requires a special resolution under the Cayman Islands Companies Law (2018 Revision) (“Cayman Islands Companies Law”), being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The approval of the Extension Amendment Proposal is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands Companies Law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Our board has fixed the close of business on October 5, 2018 as the record date for determining the Company shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

You are not being asked to vote on the Business Combination at this time. If you are a public shareholder, you will have the right to vote on the Business Combination when it is submitted to shareholders.

After careful consideration of all relevant factors, our board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under Cayman Islands Companies Law and the Articles, no other business may be transacted at the Extraordinary General Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your ordinary shares.

October 11, 2018

By Order of the Board of Directors,

/s/ William D. Green	/s/ Joseph M. Tucci
William D. Green	Joseph M. Tucci
Co-Chief Executive Officer and Co-Chairman	Co-Chief Executive Officer and Co-Chairman

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Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on October 30, 2018: This notice of extraordinary general meeting and the Proxy Statement are available at https://www.cstproxy.com/gtytechnologyholdings/2018.

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GTY TECHNOLOGY HOLDINGS INC.
1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144

EXTRAORDINARY GENERAL MEETING TO BE HELD ON OCTOBER 30, 2018

PROXY STATEMENT

The extraordinary general meeting (the “Extraordinary General Meeting”) of shareholders of GTY Technology Holdings Inc. (“we”, “us”, “our” or the “Company”) will be held at 10:00 a.m. Eastern Time on October 30, 2018 at the offices of Winston & Strawn LLP, located at 200 Park Avenue, New York, New York 10166, for the sole purpose of considering and voting upon the following proposals:

•	a proposal to amend the Company’s second amended and restated memorandum and articles of association (the “Articles”) in the form set forth as Annex A (such amendment, the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”) or (ii) cease its operations if it fails to complete such business combination and redeem all of its Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”), included as part of the units (the “units”) sold in the Company’s initial public offering that was consummated on November 1, 2016 (the “IPO”) from November 1, 2018 to May 1, 2019 (the “Extension” and such later date, the “Extended Date”); and

•	a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

The purpose of the Extension Amendment Proposal is to allow the Company more time to complete its previously announced proposed business combination (the “Business Combination”), in which GTY Technology Holdings Inc., a newly formed Massachusetts corporation and a wholly-owned subsidiary of the Company (“New GTY”) will acquire (i) the Company, (ii) Bonfire Interactive Ltd. (“Bonfire”), (iii) CityBase, Inc. (“CityBase”), (iv) eCivis Inc. (“eCivis”), (v) Open Counter Enterprises Inc. (“OpenCounter”), (vi) Questica Inc. and Questica USCDN Inc. (together, “Questica”), and (vii) Sherpa Government Solutions LLC (“Sherpa”), as further described herein.

Bonfire, CityBase, eCivis, OpenCounter, Questica and Sherpa are collectively referred to herein as the “Targets.” In connection with the Business Combination, the Company and the Targets will become direct or indirect wholly-owned subsidiaries of New GTY. Under the terms of the material definitive agreements entered into in connection with the Business Combination (collectively, the “Transaction Documents”), subject to customary adjustments as provided therein, the Company has agreed to acquire the Targets for total aggregate base consideration of up to $365 million payable in cash and stock, plus aggregate earn-outs of up to $132 million payable in cash and stock. For more information on the Business Combination, please see the section entitled “Background – The Proposed Business Combination”.

Our IPO prospectus and Articles provide that the Company has until November 1, 2018 to complete a business combination, which does not provide sufficient time to complete the Business Combination. The purpose of the Extension Amendment Proposal is to allow the Company more time to complete the Business Combination, which our board of directors (our “board”) believes is in the best interest of our shareholders. If the Extension Amendment Proposal is approved, we will hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of the Business Combination.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. We will not proceed with the Extension if the number of redemptions of our outstanding Class A ordinary shares issued in our IPO (“public shares”) causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

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In connection with the Extension Amendment Proposal, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s U.S.-based trust account established in connection with the IPO at J.P. Morgan Chase Bank, N.A, maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”), including interest earned on the funds held in the Trust Account, less income taxes payable, divided by the number of then outstanding public shares (such election, an “Election”). An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, this shall not affect the right of public shareholders to have the opportunity to redeem all or a portion of their public shares upon completion of an initial business combination.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $563,736,095 that was in the Trust Account as of September 30, 2018. In such event, the Company may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by November 1, 2018, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the public shares, at a per-share price, payable in cash, equal to the proceeds then on deposit in the Trust Account, including interest on the Trust Account (less up to $100,000 of interest to pay dissolution expenses), less income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish rights of the public shareholders’ rights as shareholders of the Company (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the other requirements of other applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, none of GTY Investors, LLC (our “Sponsor”) or our executive officers and directors (collectively with our Sponsor, the “initial shareholders”) will receive any monies held in the Trust Account as a result of their aggregate ownership of the 13,800,000 Class B ordinary shares, par value $0.0001 per share (the “founder shares” and together with the Class A ordinary shares, the “ordinary shares”), that are owned by the Sponsor and our executive officers and directors on the date of this Proxy Statement.

If the Company liquidates, in order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account below a certain threshold. This liability will not apply with respect to any claims by a third-party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In the event that an executed waiver is deemed to be unenforceable against a third-party, then the Sponsor will not be responsible to the extent of any liability for such third-party claims. We have not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and we have not requested it to reserve for such indemnification obligations. Therefore, we cannot assure you that the Sponsor would be able to satisfy those obligations. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. Based upon the amount in the Trust Account as of September 30, 2018, which was $563,736,095, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.21 at the time of the Extraordinary General Meeting. The closing price of the public shares on The Nasdaq Capital Market (“Nasdaq”) on October 11, 2018, the most recent closing price, was $10.16. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.00, plus interest, due to unforeseen claims of creditors. The Company cannot assure shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If the Extension Amendment Proposal is approved, the Company will, pursuant to the terms of the Trust Agreement, (i) remove from the Trust Account an amount (the “Withdrawal Amount”), equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account, less income taxes payable, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete an initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Extension Amendment Proposal is approved.

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Our board has fixed the close of business on October 5, 2018 as the record date for determining the Company shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the public shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the record date of the Extraordinary General Meeting, there were 69,000,000 ordinary shares outstanding, of which 55,200,000 were public shares and 13,800,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and our other initial shareholders that they intend to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.

This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow a fee of $39,250. We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated October 11, 2018 and is first being mailed to shareholders on or about October 12, 2018.

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QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Q. Why am I receiving this Proxy Statement?	A. We are a blank check company incorporated as an exempted company in the Cayman Islands on August 11, 2016, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. On November 1, 2016, we consummated our IPO from which we derived gross proceeds of $552,000,000. Like most blank check companies, our Articles provide for the return of our IPO proceeds held in trust to the holders of ordinary shares sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, November 1, 2018). Our board believes that it is in the best interests of the shareholders to continue our existence until the Extended Date in order to allow us more time to complete an initial business combination and is submitting these proposals to our shareholders to vote upon.

Q. What is being voted on?	A. You are being asked to vote on:

• a proposal to amend our Articles to extend the date by which we have to consummate a business combination from November 1, 2018 to May 1, 2019; and

• a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

The Extension Amendment Proposal is essential to the overall implementation of our board’s plan to extend the date that we have to complete an initial business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. If the Extension Amendment Proposal is approved, we will remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before the Extended Date.

We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $563,736,095 that was in the Trust Account as of September 30, 2018. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is not approved and we have not consummated a business combination by November 1, 2018, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the public shares, at a per-share price, payable in cash, equal to the proceeds then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses), less income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish rights of the public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the other requirements of other applicable law.

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There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, neither our Sponsor nor our executive officers and directors will receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q. Why is the Company proposing the Extension Amendment Proposal?	A. Our Articles provide for the return of our IPO proceeds held in trust to the holders of ordinary shares sold in our IPO if there is no qualifying business combination(s) consummated on or before November 1, 2018. We are asking for an extension of this timeframe in order to complete an initial business combination.

In connection with the Business Combination, the Company and the Targets will become direct or indirect wholly-owned subsidiaries of New GTY. Under the terms of the Transaction Documents, subject to customary adjustments as provided therein, the Company has agreed to acquire the Targets for total aggregate base consideration of up to $365 million payable in cash and stock, plus aggregate earn-outs of up to $132 million payable in cash and stock.

Pursuant to the Agreement and Plan of Merger (the “GTY Agreement”), dated September 12, 2018, among the Company, New GTY and GTY Technology Merger Sub, Inc., a newly formed wholly-owned subsidiary of New GTY (“GTY Merger Sub”), upon the terms and subject to the conditions set forth therein, at the closing of the Business Combination, GTY Merger Sub will merge with and into the Company (the “GTY Merger”), with the Company surviving the GTY Merger as a direct, wholly-owned subsidiary of New GTY. As a result of the GTY Merger, all of the issued and outstanding ordinary shares of the Company will be exchanged for an equal number of shares of common stock, par value $0.0001 per share, of New GTY (“New GTY common stock”). In connection with the Business Combination, the Company expects to seek the approval of the holders of the warrants included in the units sold in the IPO (the “public warrants”) to amend the warrant agreement governing its warrants (the “Warrant Agreement”) so that, upon the closing of the Business Combination, each of its outstanding whole public warrants, which entitle the holder thereof to purchase one ordinary share of the Company, will be exchanged for cash in the amount of $1.35 per whole public warrant, and each of its outstanding warrants sold in a private placement (the “private placement”) simultaneously with the closing of the IPO, which entitle the holder thereof to purchase one ordinary share of the Company (the “private placement warrants”), will be exchanged for cash in the amount of $0.75 per private placement warrant. Approval of the amendment requires the affirmative vote of holders of 50% of the public warrants. Approval of the amendment to the Warrant Agreement is not a condition to the closing of the Business Combination. If the amendment to the Warrant Agreement is not approved, all of the outstanding warrants to purchase ordinary shares of the Company will become exercisable to purchase an equal number of shares of New GTY common stock on the existing terms and conditions of such warrants in accordance with the terms of such warrants. The closing of each of the transactions contemplated by the Transaction Documents are expected to occur simultaneously with the closing of the GTY Merger. In addition, after the GTY Merger and prior to the effective time of the transactions contemplated by the Transaction Documents, the Company will assign all of its rights, interests and obligations under the Transaction Documents to New GTY.

Pursuant to the Arrangement Agreement, dated September 12, 2018, among the Company, Bonfire, 1176370 B.C. Unlimited Liability Company (“Callco”), 1176363 B.C. Ltd. (“Exchangeco”) and the Bonfire Holders’ Representative named therein (the “Bonfire Agreement” and the transactions contemplated by the Bonfire Agreement, the “Bonfire Transaction”), at the closing of the Bonfire Transaction (the “Bonfire Closing”), Callco and Exchangeco will acquire all of the issued and outstanding shares of Bonfire, such that Bonfire will become an indirect, wholly-owned subsidiary of New GTY. Upon consummation of the Bonfire Transaction, New GTY will (i) pay the holders of Bonfire capital stock (“Bonfire Holders”) an aggregate of up to $49,000,000 in cash, subject to certain customary adjustments contained in the Bonfire Agreement, including an increase for cash and a reduction for indebtedness of Bonfire and its subsidiaries at the time of the Bonfire Closing, and (ii) issue to the Bonfire Holders a number of shares of New GTY common stock or a number of exchangeable shares in the capital of Bonfire Exchangeco (the “Bonfire Exchangeco Shares”) with an aggregate fair market value equal to $49,000,000.

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In addition, Bonfire Holders may receive, following the Bonfire Closing and based on Bonfire’s revenues and EBIT for the fiscal years ended December 31, 2019 and 2020, respectively, earn-out payments in an aggregate amount not to exceed $10,000,000, payable 50% in cash and 50% in New GTY common stock (the “Bonfire Earn-out Shares”). The Company has agreed to file a registration statement on Form S-3 covering the resale of any Bonfire Earn-out Shares.

Pursuant to the Agreement and Plan of Merger, dated September 12, 2018, with CityBase, New GTY, GTY CB Merger Sub, Inc. (“CityBase Merger Sub”) and Shareholder Representative Services LLC (the “CityBase Agreement” and the transactions contemplated by the CityBase Agreement, the “CityBase Transaction”), upon the terms and subject to the conditions set forth therein, at the closing of the CityBase Transaction (the “CityBase Closing”), among other things, CityBase Merger Sub will merge with and into CityBase, with CityBase surviving the merger as a direct, wholly-owned subsidiary of New GTY.

Upon consummation of the CityBase Transaction, New GTY will pay the holders of CityBase capital stock and vested CityBase options (“CityBase Holders”) $100,000,000 in cash, subject to certain customary adjustments contained in the CityBase Agreement, including an increase for cash and a reduction for indebtedness of CityBase at the time of the CityBase Closing; provided that certain key executives of CityBase shall receive 20% of their per share cash consideration in shares of New GTY common stock in lieu of cash.

In addition, certain CityBase Holders may receive, following the CityBase Closing and upon CityBase’s trailing twelve-month net revenue exceeding $37,000,000 on or prior to December 31, 2048, an earn-out payment equal to a number of shares (the “CityBase Earn-out Shares”), or cash value thereof, of New GTY common stock calculated by dividing $60 million by: (i) $10.00 if the CityBase Earn-out Threshold (as defined in the CityBase Agreement) is met on or prior to December 31, 2021 or (ii) the greater of (x) $10.00 or (y) the volume-weighted average closing price for the shares of New GTY common stock for the 30 trading days immediately preceding the payment date if the CityBase Earn-out Threshold is met after December 31, 2021; provided that certain CityBase Holders will receive their respective pro-rata portion of the earn-out payment in cash at the CityBase Closing in lieu of shares of New GTY common stock.

Pursuant to the Agreement and Plan of Merger, dated September 12, 2018, among the Company, eCivis, GTY EC Merger Sub, Inc. (“eCivis Merger Sub”) and the eCivis Holders’ Representative named therein (the “eCivis Agreement” and the transactions contemplated by the eCivis Agreement, the “eCivis Transaction”), upon the terms and subject to the conditions set forth therein, at the closing of the eCivis Transaction (the “eCivis Closing”), eCivis Merger Sub will merge with and into eCivis, with eCivis surviving the merger as a direct, wholly-owned subsidiary of New GTY.

Upon consummation of the eCivis Transaction, New GTY will (i) pay the holders of eCivis capital stock (“eCivis Holders”) an aggregate of up to $30,000,000 in cash, subject to certain customary adjustments contained in the eCivis Agreement, including an increase for cash and a reduction for indebtedness of eCivis at the time of the eCivis Closing, and (ii) issue to the eCivis Holders a number of shares of New GTY common stock with an aggregate fair market value equal to $20,000,000 based on the volume weighted average price of the Company’s ordinary shares for the 30 trading days immediately prior to the eCivis Closing.

In addition, eCivis Holders may receive, following the eCivis Closing and based on eCivis’s revenues and EBITDA for the year ended December 31, 2020, an earn-out payment equal to a number of New GTY common stock with a value of up to $50,000,000 on the date of issuance (the “eCivis Earn-out Shares”). The Company has agreed to use commercially reasonable efforts file a registration statement on Form S-3 covering the resale of any eCivis Earn-out Shares and the other shares to be issued in connection with the eCivis Closing.

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Pursuant to the Agreement and Plan of Merger, dated September 12, 2018, among the Company, OpenCounter, GTY OC Merger Sub, Inc. (“OpenCounter Merger Sub”) and Shareholder Representative Services LLC (the “OpenCounter Agreement” and the transactions contemplated by the OpenCounter Agreement, the “OpenCounter Transaction”), upon the terms and subject to the conditions set forth therein, at the closing of the OpenCounter Transaction (the “OpenCounter Closing”), OpenCounter Merger Sub will merge with and into OpenCounter, with OpenCounter surviving the merger as a direct, wholly-owned subsidiary of New GTY.

Upon consummation of the OpenCounter Transaction, New GTY will pay the holders of OpenCounter capital stock (“OpenCounter Holders”) an aggregate of up to (i) $14,500,000 in cash, subject to certain customary adjustments contained in the OpenCounter Agreement, including an increase for cash and a reduction for indebtedness of OpenCounter at the time of the OpenCounter Closing, and (ii) 1,450,000 shares of New GTY common stock, less the any shares payable to OpenCounter Holders dissenting from the OpenCounter Transaction and requiring appraisal of their shares.

Pursuant to the Share Purchase Agreement, dated September 12, 2018, among the Company, Questica, Exchangeco and each of the Questica Holders named therein (the “Questica Agreement” and the transactions contemplated by the Questica Agreement, the “Questica Transaction”), upon the terms and subject to the conditions set forth therein, at the closing of the Questica Transaction (the “Questica Closing”), 1176368 B.C. Ltd. (“Questica Exchangeco”), an indirect, wholly-owned subsidiary of the Company, will acquire all of the issued and outstanding shares of Questica, such that Questica will become an indirect, wholly-owned subsidiary of New GTY.

Upon consummation of the Questica Transaction, New GTY will (i) pay the holders of Questica capital stock (“Questica Holders”) an aggregate of up to $60,000,000 in cash, subject to certain customary adjustments contained in the Questica Agreement, including an increase for cash and a reduction for indebtedness of Questica at the time of the Questica Closing, and (ii) an aggregate of 2,000,000 Class A Exchangeable Shares in the capital stock of Questica Exchangeco and 1,000,000 Class B Exchangeable Shares in the capital stock of Questica Exchangeco, each of which is exchangeable into shares of New GTY company common stock.

Pursuant to the Unit Purchase Agreement, dated September 12, 2018, among the Company, Sherpa, the holders of the issued and outstanding shares of capital stock of Sherpa (“Sherpa Units”) named therein (the “Sherpa Holders”) and the Sherpa Holders’ Representative named therein (the “Sherpa Agreement” and the transactions contemplated by the Sherpa Agreement, the “Sherpa Transaction”), upon the terms and subject to the conditions set forth therein, at the closing of the Sherpa Transaction (the “Sherpa Closing”), the Sherpa Holders will sell to the Company and the Company will purchase from the Sherpa Holders all of the Sherpa Units owned by the Sherpa Holders.

Upon consummation of the Sherpa Transaction, New GTY will pay to the Sherpa Holders up to an aggregate of $8,000,000 in cash, subject to certain customary adjustments contained in the Sherpa Agreement, including an increase for cash and a reduction for indebtedness of Sherpa at the time of the Sherpa Closing. In addition, following the Sherpa Closing and based on Sherpa’s revenues for the years ended December 31, 2019 and 2018, the Sherpa Holders may receive, in the aggregate, an earn-out payment equal to a number of shares of New GTY common stock with a value equal to $2,000,000 on the date of issuance (the “Sherpa Earn-out Shares”). The Company has agreed to use commercially reasonable efforts file a registration statement on Form S-3 covering the resale of any Sherpa Earn-out Shares.

The foregoing summary of the terms of the Transaction Documents is qualified in all respects by reference to the complete text of the Transaction Documents, copies of which are attached as Exhibits 2.1 through 2.7 to the Company’s Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on September 12, 2018.

The Business Combination qualifies as a “business combination” under the Articles. However, we may not be able to consummate the Business Combination by November 1, 2018, given when the Transaction Documents were signed and the actions that must occur prior to closing.

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Our board believes the Business Combination would be in the best interests of our shareholders, and because we may not be able to conclude a business combination within the permitted time period, we have determined to seek shareholder approval to extend the date by which we have to complete a business combination.

Our board believes that, given our expenditure of time, effort and money on the Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination. Accordingly, our board is proposing the Extension Amendment Proposal to amend our Articles in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem all the public shares (being our ordinary shares included as part of the units sold in our IPO), from November 1, 2018 to May 1, 2019.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

Q. Why should I vote “FOR” the Extension Amendment Proposal?	A. Our board believes shareholders may benefit from the opportunity for us to consummate an initial business combination through to the Extended Date and is proposing the Extension Amendment Proposal to amend our Articles in the form set forth in Annex A to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem all of our public shares, from November 1, 2018 to May 1, 2019.

Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our business combination before November 1, 2018, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account, less income taxes payable, divided by the number of then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles. We also believe, however, that given our expenditure of time, effort and money on seeking an initial business combination, circumstances warrant providing those who believe they might find the Business Combination to be an attractive investment with an opportunity to consider such transaction.

Our board recommends that you vote in favor of the Extension Amendment Proposal.

Q. Why should I vote “FOR” the Adjournment Proposal?	A. If the Adjournment Proposal is not approved by our shareholders, our board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Q. How do the initial shareholders intend to vote their shares?	A. Our Sponsor owns 13,680,000 founder shares and our independent directors collectively own 120,000 founder shares. The founder shares represent 20% of our outstanding ordinary shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our initial shareholders that they intend to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.

In addition, our initial shareholders, advisors or their affiliates may purchase our shares in privately negotiated transactions or in the open market either prior to the Extraordinary General Meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood of that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal.

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Q. What vote is required to adopt the Extension Amendment Proposal?	A. The approval of the Extension Amendment Proposal requires a special resolution under the Cayman Islands Companies Law (2018 Revision) (the “Cayman Islands Companies Law”), being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q. What vote is required to approve the Adjournment Proposal?	A. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands Companies Law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q. What if I do not want to vote “FOR” the Extension Agreement Proposal?	A. If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal.

Q. Will you seek any further extensions to liquidate the Trust Account?	A. Other than the extension until the Extended Date as described in this Proxy Statement, we do not anticipate seeking any further extension to consummate a business combination.

Q. What happens if the Extension Amendment Proposal is not approved?	A. If the Extension Amendment Proposal is not approved and we have not consummated a business combination by November 1, 2018, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the public shares, at a per-share price, payable in cash, equal to the proceeds then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses), less income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish rights of the public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the other requirements of other applicable law.

There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

In the event of a liquidation, neither our Sponsor nor our other initial shareholders will receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Q. If the Extension Amendment Proposal is approved, what happens next?	A. Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our units, ordinary shares and warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by our Sponsor and our other initial shareholders as a result of their ownership of the founder shares. The Company will then continue to work to complete the Business Combination by the Extended Date.

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Q. What happens to the Company warrants if the Extension Amendment Proposal is not approved?	A. If the Extension Amendment Proposal is not approved and we have not consummated a business combination by November 1, 2018, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the public shares, at a per-share price, payable in cash, equal to the proceeds then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses), less income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish rights of the public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the other requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

Q. What happens to the Company’s warrants if the Extension Amendment Proposal is approved?	A. If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of an initial business combination, provided we have an effective registration statement under the Securities Act covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Q. If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?	A. Even if you do not elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination, subject to any limitations set forth in our Articles.

Q. How do I change my vote?

A. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and you may change your vote at any time prior to the vote held at the Extraordinary General Meeting by contacting and following the instructions of your bank, broker, custodian or other nominee that holds your shares. If you are a record holder, you may change your vote by sending a later-dated, signed proxy card to Harry L. You, the Company’s President and Chief Financial Officer, at GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, so that it is received prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting in person and voting. You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our secretary prior to the Extraordinary General Meeting.

If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

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Q. How are votes counted?	A. Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Amendment Proposal must be approved as a special resolution under the Cayman Islands Companies Law, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Accordingly, a Company shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting means that such shareholder’s ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting. The approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the ordinary shares represented in person or by proxy and entitled to vote thereon at the Extraordinary General Meeting. Accordingly, a Company shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established, but will not count as a vote cast at the Extraordinary General Meeting.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A. No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q. What is a Quorum requirement?	A. A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if a majority of the outstanding ordinary shares entitled to vote at the Extraordinary General Meeting are represented in person or by proxy. As of the record date for the Extraordinary General Meeting, 34,500,001 ordinary shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement, but will not count as a vote cast at the Extraordinary General Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting.

Q. Who can vote at the Extraordinary General Meeting?	A. Only holders of record of our ordinary shares at the close of business on October 5, 2018 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments or postponements thereof. On this record date, 69,000,000 ordinary shares were outstanding and entitled to vote.

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Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (the “transfer agent”), then you are a shareholder of record. As a shareholder of record, you may vote in person at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Does the board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?	A. Yes. After careful consideration of the terms and conditions of these proposals, our board has determined that the Extension Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The board recommends that our shareholders vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal.

Q. What interests do the Sponsor and other initial shareholders, including the Company’s directors and officers have in the approval of the proposals?	A. Our Sponsor and other initial shareholders, including the Company’s directors and officers, have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of founder shares and warrants that may become exercisable in the future and loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment Proposal — Interests of Our Initial Shareholders”.

Q. Do I have appraisal rights if I object to the Extension Amendment Proposal?	A. Our shareholders do not have appraisal rights in connection with the Extension Amendment Proposal under Cayman Islands law.

Q. What do I need to do now?	A. We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q. How do I vote?	A. If you are a holder of record of our ordinary shares, you may vote in person at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

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Q. How do I redeem my ordinary shares?	A. Each of our public shareholders may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of his public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account, less income taxes payable, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve a proposed business combination, or if we have not consummated a business combination by the Extended Date.

In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to the transfer agent at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You must tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on October 26, 2018 (two business days before the Extraordinary General Meeting).

Q: May I withdraw my redemption request?	A. Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken at the Extraordinary General Meeting. If you delivered your shares for redemption to the transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting the transfer agent at the phone number or address listed below.

Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q. Who is paying for this proxy solicitation?	A. We will pay for the entire cost of soliciting proxies. We have engaged Morrow to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow a fee of $39,250. We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?	A. If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:
Morrow Sodali LLC 470 West Avenue, 3rd Floor Stamford, Connecticut 06902 Individuals call toll-free: (800) 662-5200 Banks and brokerage, please call (203) 658-9400 Email: GTYH.info@Morrowsodali.com

If you have questions regarding the certification of your position or delivery of your ordinary shares, please contact:

Continental Stock Transfer & Trust Company 1 State Street, 30th Floor New York, New York 10004 Attention: Mark Zimkind E-mail: mzimkind@continentalstock.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

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FORWARD-LOOKING STATEMENTS

We believe that some of the information in this Proxy Statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may”, “expect”, “anticipate”, “contemplate”, “believe”, “estimate”, “intends”, and “continue” or similar words. You should read statements that contain these words carefully because they:

•	discuss future expectations;

•	contain projections of future results of operations or financial condition; or

•	state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this Proxy Statement provides examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the Trust Account, unanticipated delays in the distribution of the funds from the Trust Account and our ability to identify suitable acquisition targets and complete an initial business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement.

All forward-looking statements included herein attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, we undertake no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

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BACKGROUND

GTY Technology Holdings Inc.

We are a blank check company incorporated as a Cayman Islands exempted company on August 11, 2016, to serve as a vehicle for the acquisition of a target business through effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

There are currently 69,000,000 ordinary shares issued and outstanding, consisting of 55,200,000 public shares and 13,800,000 founder shares.

On November 1, 2016, we consummated our IPO of 55,200,000 units, including the issuance of 7,200,000 units as a result of the underwriters’ exercise of their over-allotment option in full. Each unit consists of one Class A ordinary share and one-third of one warrant. Each whole warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share. The units were sold at an offering price of $10.00 per unit, generating gross proceeds, before expenses, of $552 million. Prior to the consummation of the IPO, in August, 2016, our Sponsor purchased 8,625,000 founder shares for an aggregate purchase price of $25,000, or approximately $0.002 per share. On each of October 14 and October 26, 2016, the Company effected a share capitalization resulting in an aggregate of 11,500,000 and 13,800,000 founder shares outstanding, respectively. In October 2016, the Sponsor transferred 25,000 founder shares to each of the Company’s independent director nominees at the same per-share purchase price paid by the Sponsor.

Simultaneously with the closing of the IPO, the Company consummated the private placement of 8,693,334 private placement warrants, each exercisable to purchase one Class A ordinary share at $11.50 per share, at a price of $1.50 per private placement warrant, with the Sponsor, generating gross proceeds of approximately $13.04 million. The private placement warrants are identical to the public warrants, except that, so long as they are held by their initial purchasers or their permitted transferees, (i) they will not be redeemable by the Company, (ii) they (including the Class A ordinary shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the Company completes its initial business combination and (iii) they may be exercised by the holders on a cashless basis. To the extent we issue ordinary shares to effectuate a business transaction, the potential for the issuance of a substantial number of additional ordinary shares upon exercise of these warrants could make us a less attractive acquisition vehicle to a target business. Such warrants, when exercised, will increase the number of issued and outstanding ordinary shares and reduce the value of the ordinary shares issued to complete the business transaction. Therefore, our warrants may make it more difficult to effectuate a business transaction or increase the cost of acquiring the target business.

Upon the closing of the IPO and the private placement, $552 million ($10.00 per unit) from the net proceeds thereof was placed the Trust Account and is invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of paragraphs (d)(2), (d)(3) and (d)(4) of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of an initial business combination and (ii) the redemption of the public shares if the Company is unable to complete a business combination by November 1, 2018, subject to applicable law. As of December 31, 2017, no funds had been withdrawn from the Trust Account.

Our Sponsor and our other initial shareholders, including our directors and officers, have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of founder shares and warrants that may become exercisable in the future and loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment Proposal — Interests of Our Initial Shareholders”.

On the record date of the Extraordinary General Meeting, there were 69,000,000 ordinary shares outstanding, of which 55,200,000 were public shares and 13,800,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and our other initial shareholders that they intend to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.

The founder shares are identical to the public shares except that (i) the initial shareholders have agreed to waive their redemption rights in connection with the business combination with respect to the founder shares and any public shares they may purchase, and to waive their redemption rights with respect to the founder shares if the Company fails to complete a business combination by November 1, 2018 and (ii) the founder shares are subject to certain transfer restrictions, whereby the initial shareholders have agreed not to transfer, assign or sell any of their founder shares until the earlier of (A) one year after the completion of the Company’s initial business combination, or earlier if, subsequent to the Company’s initial business combination, the closing price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s initial business combination, and (B) the date on which the Company completes a liquidation, merger, share exchange or other similar transaction after the initial business combination that results in all of the Company’s shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property (the “Lock Up Period”).

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The private placement warrants (including the Class A ordinary shares issuable upon exercise of the private placement warrants) are also subject to certain transfer restrictions, as described above.

The mailing address is Company’s principal executive office is 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada.

The Proposed Business Combination

In connection with the Business Combination, the Company and the Targets will become direct or indirect wholly-owned subsidiaries of New GTY. Under the terms of the Transaction Documents, subject to customary adjustments as provided therein, the Company has agreed to acquire the Targets for total aggregate base consideration of up to $365 million payable in cash and stock as described below, plus aggregate earn-outs of up to $132 million payable in cash and stock as described below.

GTY Merger

Pursuant to the GTY Agreement, upon the terms and subject to the conditions set forth therein, at the closing of the Business Combination, GTY Merger Sub will merge with and into the Company, with the Company surviving the GTY Merger as a direct, wholly-owned subsidiary of New GTY. As a result of the GTY Merger, all of the issued and outstanding ordinary shares of the Company will be exchanged for an equal number of shares of New GTY common stock. In connection with the Business Combination, the Company expects to seek the approval of its public warrant holders to amend the Warrant Agreement so that, upon the closing of the Business Combination, each of its outstanding whole public warrants, which entitle the holder thereof to purchase one ordinary share of the Company, will be exchanged for cash in the amount of $1.35 per whole public warrant and each of its outstanding private placement warrants, which entitle the holder thereof to purchase one ordinary share of the Company, will be exchanged for cash in the amount of $0.75 per private placement warrant. Approval of the amendment requires the affirmative vote of holders of 50% of the public warrants. Approval of the amendment to the Warrant Agreement is not a condition to the closing of the Business Combination. If the amendment to the Warrant Agreement is not approved, all of the outstanding warrants to purchase ordinary shares of the Company will become exercisable to purchase an equal number of shares of New GTY common stock on the existing terms and conditions of such warrants in accordance with the terms of such warrants. The closing of each of the transactions contemplated by the Transaction Documents are expected to occur simultaneously with the closing of the GTY Merger. In addition, after the GTY Merger and prior to the effective time of the transactions contemplated by the Transaction Documents, the Company will assign all of its rights, interests and obligations under the Transaction Documents to New GTY.

Bonfire Transaction

Pursuant to the Bonfire Agreement, at the Bonfire Closing, Callco and Exchangeco will acquire all of the issued and outstanding shares of Bonfire, such that Bonfire will become an indirect, wholly-owned subsidiary of New GTY. Upon consummation of the Bonfire Transaction, New GTY will (i) pay the Bonfire Holders an aggregate of up to $49,000,000 in cash, subject to certain customary adjustments contained in the Bonfire Agreement, including an increase for cash and a reduction for indebtedness of Bonfire and its subsidiaries at the time of the Bonfire Closing, and (ii) issue to the Bonfire Holders a number of shares of New GTY common stock or a number of Bonfire Exchangeco Shares with an aggregate fair market value equal to $49,000,000.

In addition, Bonfire Holders may receive, following the Bonfire Closing and based on Bonfire’s revenues and EBIT for the fiscal years ended December 31, 2019 and 2020, respectively, earn-out payments in an aggregate amount not to exceed $10,000,000, payable 50% in cash and 50% in Bonfire Earn-out Shares. The Company has agreed to file a registration statement on Form S-3 covering the resale of any Bonfire Earn-out Shares.

The Bonfire Closing is subject to certain conditions, including, among others, (i) approval by the Company’s shareholders of, among other things, the Bonfire Agreement and the Bonfire Transaction; (ii) the redemption of any of the Company’s ordinary shares in connection with the Business Combination will have been completed and the Company will have no less than $325,000,000 (the “Bonfire Necessary Cash Amount”) in the Trust Account following any such redemptions and the payment of any expenses related to the Bonfire Transaction; (iii) certain Bonfire Holders will have delivered to the Company a duly executed lock-up agreement in the form attached to the Bonfire Agreement; (iv) no more than 5% of the shares of Bonfire capital stock issued and outstanding immediately prior to the effective time of the Bonfire Transaction (the “Bonfire Shares”) will be Cash-out Shares (as defined in the Bonfire Agreement); and (v) the transactions contemplated by the other Transaction Documents will have closed or will close substantially simultaneously with the Bonfire Closing.

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CityBase Transaction

Pursuant to the CityBase Agreement, upon the terms and subject to the conditions set forth therein, at the CityBase Closing, among other things, CityBase Merger Sub will merge with and into CityBase, with CityBase surviving the merger as a direct, wholly-owned subsidiary of New GTY.

The CityBase Closing is subject to certain conditions, including, among others, (i) approval by the Company’s shareholders of, among other things, the CityBase Agreement, the CityBase Transaction and the other proposals set forth in the proxy statement/prospectus on Form S-4 relating to the Business Combination; (ii) the redemption of any of the Company’s ordinary shares in connection with the Business Combination will have been completed and the Company will have no less than $325,000,000 in the Trust Account following any such redemptions and the payment of any expenses related to the CityBase Transaction (the “CityBase Necessary Cash Amount”); (iii) certain key executives of CityBase will have delivered to the Company a duly executed lock-up agreement and a letter of transmittal, each in the form attached to the CityBase Agreement; (iv) no more than 5% of the shares of CityBase capital stock issued and outstanding immediately prior to the effective time of the CityBase Transaction will be held by CityBase Holders dissenting from the CityBase Transaction and requiring appraisal of such shares; (v) the CityBase Holders entitled to approve and adopt the CityBase Agreement will have approved and adopted the CityBase Agreement pursuant to a written consent by 5:00 p.m. Eastern Time on the date after the date of the CityBase Agreement (the “CityBase Holder Consent”); and (vi) the transactions contemplated by the other Transaction Documents will have closed or will close substantially simultaneously with the CityBase Closing.

The CityBase Agreement may be terminated under certain circumstances, including, among others: (i) by mutual written consent of the Company and CityBase; (ii) by either the Company or CityBase if the CityBase Closing has not occurred on or before 5:00 p.m. Eastern Time on March 31, 2019; provided, however, that the right to terminate the CityBase Agreement under this provision will not be available to any party whose failure to fulfill, or whose affiliate’s failure to fulfill on its behalf, any material obligation or condition under the CityBase Agreement has been the cause of, or resulted in, the failure of the CityBase Closing to occur on or before such date; (iii) by the Company or CityBase if the Company’s shareholders have not approved the CityBase Agreement, the CityBase Transaction and the other proposals set forth in the proxy statement/prospectus on Form S-4 relating to the Business Combination; (iv) by either the Company or CityBase if, following the redemption of any of the Company’s ordinary shares in connection with the Business Combination, the aggregate amount of cash or cash equivalents in the Trust Account is less than the CityBase Necessary Cash Amount; (v) by the Company if the CityBase Holder Consent is not executed and delivered to the Company by 5:00 p.m. Eastern Time on the day after the date of the CityBase Agreement; or (vi) by the Company if the balance of a certain binding financing transaction of the Company has not been funded by October 15, 2018. In the event the CityBase Agreement is terminated under specified circumstances, subject to certain exceptions, the Company will promptly reimburse up to 50% of the transaction expenses of CityBase, up to a maximum of $400,000.

eCivis Transaction

Pursuant to the eCivis Agreement, upon the terms and subject to the conditions set forth therein, at the eCivis Closing, eCivis Merger Sub will merge with and into eCivis, with eCivis surviving the merger as a direct, wholly-owned subsidiary of New GTY.

Upon consummation of the eCivis Transaction, New GTY will (i) pay the eCivis Holders an aggregate of up to $30,000,000 in cash, subject to certain customary adjustments contained in the eCivis Agreement, including an increase for cash and a reduction for indebtedness of eCivis at the time of the eCivis Closing, and (ii) issue to the eCivis Holders a number of shares of New GTY common stock with an aggregate fair market value equal to $20,000,000 based on the volume weighted average price of the Company’s ordinary shares for the 30 trading days immediately prior to the eCivis Closing.

In addition, eCivis Holders may receive, following the eCivis Closing and based on eCivis’s revenues and EBITDA for the year ended December 31, 2020, eCivis Earn-out Shares with a value of up to $50,000,000 on the date of issuance. The Company has agreed to use commercially reasonable efforts file a registration statement on Form S-3 covering the resale of any eCivis Earn-out Shares and the other shares to be issued in connection with the eCivis Closing.

The eCivis Closing is subject to certain conditions, including, among others, (i) approval by the Company’s shareholders of, among other things, the eCivis Agreement and the eCivis Transaction; (ii) the redemption of any of the Company’s ordinary shares in connection with the Business Combination will have been completed and the Company will have no less than $325,000,000 in the Trust Account following any such redemptions and the payment of any expenses related to the eCivis Transaction (the “eCivis Necessary Cash Amount”); (iii) each eCivis Holder will have delivered to the Company a duly executed lock-up agreement in the form attached to the eCivis Agreement; (iv) no more than 5% of the shares of eCivis capital stock issued and outstanding immediately prior to the effective time of the eCivis Transaction (the “eCivis Shares”) will be held by eCivis Holders dissenting from the eCivis Transaction and requiring appraisal of such shares; (v) no more than 5% of the eCivis Shares will be Cash-out Shares (as defined in the eCivis Agreement); (vi) the eCivis Holders entitled to approve and adopt the eCivis Agreement will have approved and adopted the eCivis Agreement pursuant to a written consent by 12:00 p.m. Eastern Time on the date after the date of the eCivis Agreement; and (vii) the transactions contemplated by the other Transaction Documents will have closed or will close substantially simultaneously with the eCivis Closing.

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The eCivis Agreement may be terminated under certain circumstances, including, among others: (i) by mutual written consent of each party; (ii) by either the Company or eCivis if the eCivis Closing has not occurred on or before 5:00 p.m. Eastern Time on March 31, 2019; provided, however, that the right to terminate the eCivis Agreement under this provision will not be available to any party whose failure to fulfill, or whose affiliate’s failure to fulfill on its behalf, any material obligation or condition under the eCivis Agreement has been the cause of, or resulted in, the failure of the eCivis Closing to occur on or before such date; (iii) by either the Company or eCivis if the Company’s shareholders have not approved the eCivis Agreement and the eCivis Transaction; (iv) by either the Company or eCivis if, following the redemption of any of the Company’s ordinary shares in connection with the Business Combination, the aggregate amount of cash or cash equivalents in the Trust Account is less than the eCivis Necessary Cash Amount; and (v) by the Company if the written consent of eCivis Holders to approve and adopt the eCivis Agreement is not executed and delivered to the Company by 12:00 p.m. Eastern Time on the day after the date of the eCivis Agreement. In the event the eCivis Agreement is terminated, subject to certain exceptions, the Company will promptly reimburse up to 50% of the transaction expenses of eCivis up to a maximum of $400,000.

OpenCounter Transaction

Pursuant to the OpenCounter Agreement, upon the terms and subject to the conditions set forth therein, at the OpenCounter Closing, OpenCounter Merger Sub will merge with and into OpenCounter, with OpenCounter surviving the merger as a direct, wholly-owned subsidiary of New GTY.

Upon consummation of the OpenCounter Transaction, New GTY will pay the OpenCounter Holders an aggregate of up to (i) $14,500,000 in cash, subject to certain customary adjustments contained in the OpenCounter Agreement, including an increase for cash and a reduction for indebtedness of OpenCounter at the time of the OpenCounter Closing, and (ii) 1,450,000 shares of New GTY common stock, less the any shares payable to OpenCounter Holders dissenting from the OpenCounter Transaction and requiring appraisal of their shares.

The OpenCounter Closing is subject to certain conditions, including, among others, (i) approval by the Company’s shareholders of, among other things, the OpenCounter Agreement, the OpenCounter Transaction and the other proposals set forth in the proxy statement/prospectus on Form S-4 relating to the Business Combination; (ii) that the redemption of any of the Company’s ordinary shares in connection with the Business Combination will have been completed and the Company will have no less than $325,000,000 in the Trust Account following any such redemptions and the payment of any expenses related to the OpenCounter Transaction (the “OpenCounter Necessary Cash Amount”); (iii) that each OpenCounter Holder will have delivered to the Company a duly executed lock-up agreement in the form attached to the OpenCounter Agreement; (iv) that no more than 5% of the shares of OpenCounter capital stock issued and outstanding immediately prior to the effective time of the OpenCounter Transaction (“OpenCounter Shares”) will be held by OpenCounter Holders dissenting from the OpenCounter Transaction and requiring appraisal of such shares; (v) that no more than 5% of the OpenCounter Shares will be Cash-Out Shares (as defined in the OpenCounter Agreement); (vi) the approval and adoption of the OpenCounter Agreement by the Founders (as defined in the OpenCounter Agreement) pursuant to a written consent no later than 12:00 p.m. Eastern Time on the date after the date of the OpenCounter Agreement (the “OpenCounter Holder Consent”); and (vii) the transactions contemplated by the other Transaction Documents will have closed or will close substantially simultaneously with the OpenCounter Closing.

The OpenCounter Agreement may be terminated under certain circumstances, including, among others: (i) by mutual written consent of each party; (ii) by either the Company or OpenCounter if the OpenCounter Closing has not occurred on or before 5:00 p.m. Eastern Time on March 31, 2019; provided, however, that the right to terminate the OpenCounter Agreement under this provision will not be available to any party whose failure to fulfill, or whose affiliate’s failure to fulfill on its behalf, any material obligation or condition under the OpenCounter Agreement has been the cause of, or resulted in, the failure of the OpenCounter Closing to occur on or before such date; (iii) by either the Company or OpenCounter if the Company’s shareholders have not approved the OpenCounter Agreement, the OpenCounter Transaction and the other proposals set forth in the proxy statement/prospectus on Form S-4 relating to the Business Combination; (iv) by either the Company or OpenCounter if, following the redemption of any of the Company’s ordinary shares in connection with the Business Combination, the aggregate amount of cash or cash equivalents in the Trust Account is less than the OpenCounter Necessary Cash Amount; and (v) by the Company if the OpenCounter Holder Consent is not executed and delivered to the Company by 12:00 p.m. Eastern Time on the day after the date of the OpenCounter Agreement.

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Questica Transaction

Pursuant to the Questica Agreement, upon the terms and subject to the conditions set forth therein, at the Questica Closing, Questica Exchangeco will acquire all of the issued and outstanding shares of Questica, such that Questica will become an indirect, wholly-owned subsidiary of New GTY.

Upon consummation of the Questica Transaction, New GTY will (i) pay the Questica Holders an aggregate of up to $60,000,000 in cash, subject to certain customary adjustments contained in the Questica Agreement, including an increase for cash and a reduction for indebtedness of Questica at the time of the Questica Closing, and (ii) an aggregate of 2,000,000 Class A Exchangeable Shares in the capital stock of Questica Exchangeco and 1,000,000 Class B Exchangable Shares in the capital stock of Questica Exchangeco, each of which is exchangeable into shares of New GTY company common stock.

The Questica Closing is subject to certain conditions, including, among others, (i) approval by the Company’s shareholders of, among other things, the Questica Agreement and the Questica Transaction; (ii) the redemption of any of the Company’s ordinary shares in connection with the Business Combination will have been completed and the Company will have no less than $325,000,000 in the Trust Account following any such redemptions (the “Questica Necessary Cash Amount”); (iii) each Questica Holder will have delivered to the Company a duly executed lock-up agreement in the form attached to the Questica Agreement; and (iv) the transactions contemplated by the other Transaction Documents will have closed or will close substantially simultaneously with the Questica Closing.

The Questica Agreement may be terminated under certain circumstances, including, among others: (i) by mutual written consent of each party; (ii) by either the Company or Questica if the Questica Closing has not occurred on or before 5:00 p.m. Eastern Time on March 31, 2019; provided, however, that the right to terminate the Questica Agreement under this provision will not be available to any party whose failure to fulfill, or whose affiliate’s failure to fulfill on its behalf, any material obligation or condition under the Questica Agreement has been the cause of, or resulted in, the failure of the Questica Closing to occur on or before such date; (iii) by either the Company or Questica if the Company’s shareholders have not approved the Questica Agreement and the Questica Transaction; and (iv) by the Company if, following the redemption of any of the Company’s ordinary shares in connection with the Business Combination, the aggregate amount of cash or cash equivalents in the Trust Account is less than the Questica Necessary Cash Amount.

Sherpa Transaction

Pursuant to the Sherpa Agreement, upon the terms and subject to the conditions set forth therein, at the Sherpa Closing, the Sherpa Holders will sell to the Company and the Company will purchase from the Sherpa Holders all of the Sherpa Units owned by the Sherpa Holders.

Upon consummation of the Sherpa Transaction, New GTY will pay to the Sherpa Holders up to an aggregate of $8,000,000 in cash, subject to certain customary adjustments contained in the Sherpa Agreement, including an increase for cash and a reduction for indebtedness of Sherpa at the time of the Sherpa Closing. In addition, following the Sherpa Closing and based on Sherpa’s revenues for the years ended December 31, 2019 and 2018, the Sherpa Holders may receive, in the aggregate, Sherpa Earn-out Shares with a value equal to $2,000,000 on the date of issuance. The Company has agreed to use commercially reasonable efforts file a registration statement on Form S-3 covering the resale of any Sherpa Earn-out Shares.

The Sherpa Closing is subject to certain conditions, including, among others, (i) approval by the Company’s shareholders of, among other things, the Sherpa Agreement, the Sherpa Transaction and the other proposals set forth in the proxy statement/prospectus on Form S-4 relating to the Business Combination; (ii) the redemption of any of the Company’s ordinary shares in connection with the Business Combination will have been completed and the Company will have no less than $325,000,000 following any such redemptions and the payment of any expenses related to the Sherpa Transaction (the “Sherpa Necessary Cash Amount”); (iii) each Sherpa Holder will have delivered to the Company a duly executed lock-up agreement in the form attached to the Sherpa Agreement; and (iv) the transactions contemplated by the other Transaction Documents will have closed or will close substantially simultaneously with the Sherpa Closing.

The Sherpa Agreement may be terminated under certain circumstances, including, among others: (i) by mutual written consent of each party; (ii) by either the Company or Sherpa if the Closing has not occurred on or before 5:00 p.m. Eastern Time on March 31, 2019; provided, however, that the right to terminate the Sherpa Agreement under this provision will not be available to any party whose failure to fulfill, or whose affiliate’s failure to fulfill on its behalf, any material obligation or condition under the Sherpa Agreement has been the cause of, or resulted in, the failure of the Sherpa Closing to occur on or before such date; (iii) by either the Company or Sherpa if the Company’s shareholders have not approved the Sherpa Agreement and the other proposals set forth in the proxy statement/prospectus on Form S-4 relating to the Business Combination; and (iv) by either the Company or Sherpa if, following the redemption of any of the Company’s ordinary shares in connection with the Business Combination, the aggregate amount of cash or cash equivalents in the Trust Account is less than the Sherpa Necessary Cash Amount.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash from the Trust Account in the event the Business Combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

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THE EXTENSION AMENDMENT PROPOSAL

The Extension Amendment Proposal

The Company is proposing to amend its Articles to extend the date by which the Company has to consummate a business combination to the Extended Date.

The Extension Amendment Proposal is essential to the overall implementation of the board’s plan to allow the Company more time to complete an initial business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is not approved and we have not consummated a business combination by November 1, 2018, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the public shares, at a per-share price, payable in cash, equal to the proceeds then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses), less income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish rights of the public shareholders’ rights as shareholders of the Company (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the other requirements of other applicable law.

The purpose of the Extension Amendment Proposal is to allow the Company more time to complete the Business Combination.

Our IPO prospectus and Articles provide that the Company has until November 1, 2018 to complete a business combination, which does not provide sufficient time to complete the Business Combination. The purpose of the Extension Amendment Proposal is to allow the Company more time to complete the Business Combination, which our board believes is in the best interest of our shareholders. If the Extension Amendment Proposal is approved, we will hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of the Business Combination.

A copy of the wording of the resolution and of the proposed amendments to the Articles is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s IPO prospectus and Articles provide that the Company has until November 1, 2018 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms. The Company’s IPO prospectus and Articles stated that if the Company’s shareholders approve an amendment to the Articles that would affect the substance or timing of the Company’s obligation to redeem all of the public shares if it does not complete its business combination before November 1, 2018, the Company will provide its public shareholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account, less income taxes payable, divided by the number of then outstanding public shares. Because the Company believes the opportunity for us to consummate an initial business combination through to the Extended Date to be in the best interests of the Company’s shareholders, the Company has determined to seek shareholder approval to extend the time for closing a business combination beyond November 1, 2018 to the Extended Date.

We believe that the foregoing provision of the Articles was included to protect Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Articles. We also believe, however, that given the Company’s expenditure of time, effort and money on seeking an initial business combination, circumstances warrant providing those who believe they might find the Business Combination to be an attractive investment with an opportunity to consider and approve such transaction.

If the Extension Amendment Proposal is Not Approved

The approval of the Extension Amendment Proposal is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination.

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If the Extension Amendment Proposal is not approved and we have not consummated a business combination by November 1, 2018, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the public shares, at a per-share price, payable in cash, equal to the proceeds then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses), less income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish rights of the public shareholders’ rights as shareholders of the Company (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the other requirements of other applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants which will expire worthless in the event we wind up. In the event of a liquidation, neither our Sponsor nor our officers and directors will receive any monies held in the Trust Account as a result of their ownership of the founder shares.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company will amend the Articles in the form of the amendments set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, ordinary shares and warrants will remain publicly traded. The Company will then continue to work to complete the Business Combination by the Extended Date.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash from the Trust Account in the event the Business Combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with an Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $563,736,095 that was in the Trust Account as of September 30, 2018. We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public shareholder may seek to redeem his, her or its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account, less income taxes payable, divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON OCTOBER 26, 2018 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to the transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You must tender your ordinary shares in the manner described above prior to 5:00 P.M. Eastern Time on October 26, 2018 (two business days before the Extraordinary General Meeting). Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken at the Extraordinary General Meeting. If you delivered your shares for redemption to the transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting the transfer agent at the phone number or address listed herein.

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Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your ordinary shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting the transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders ordinary shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account, less income taxes payable, divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of September 30, 2018, which was $563,736,095, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.21 at the time of the Extraordinary General Meeting. The closing price of the Company’s ordinary shares on the Nasdaq on October 11, 2018, the most recent closing price, was $10.16.

If you exercise your redemption rights, you will be exchanging your public shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the transfer agent or deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting. The Company anticipates that a public shareholder who tenders public shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

United States Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

General

The following discussion is a summary of the U.S. federal income tax considerations generally applicable to holders of our ordinary shares that elect to have their shares redeemed for cash pursuant to the exercise of redemption rights through an Election. This discussion is limited to certain U.S. federal income tax considerations to beneficial owners of our ordinary shares that hold such ordinary shares as a capital asset under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). This discussion is a summary only and does not consider all aspects of U.S. federal income taxation that may be relevant to shareholders electing to have their shares redeemed for cash pursuant to the exercise of redemption rights through an Election in light of their particular circumstances, including:

•	financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market accounting rules;

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•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies;

•	real estate investment trusts;

•	expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more of our voting shares;

•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

•	Redeeming U.S. Holders (as defined below) whose functional currency is not the U.S. dollar.

Moreover, the discussion below is based upon the provisions of the Code, the Treasury Regulations promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof, and such provisions may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare contribution tax laws, or state, local or non-U.S. tax laws.

We have not sought, and will not seek, a ruling from the IRS as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our ordinary shares or warrants, the U.S. federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. If you are a partner of a partnership holding our securities, we urge you to consult your own tax advisor.

EACH SHAREHOLDER IS URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH SHAREHOLDER OF THE EXERCISE OF REDEMPTION RIGHTS THROUGH AN ELECTION, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, AND NON-U.S. TAX LAWS.

U.S. Federal Income Tax Considerations to Redeeming U.S. Holders

For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner of ordinary shares that so redeems its shares and is:

•	an individual citizen or resident of the United States;

•	a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

•	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

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•	any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Tax Treatment of the Redemption — In General

Subject to the passive foreign investment company (“PFIC”) rules discussed below, the tax treatment of a Redeeming U.S. Holder for United States federal income tax purposes will depend on whether the redemption qualifies as a sale of the redeemed ordinary shares under Section 302 of the Code. If the redemption qualifies as a sale of the redeemed ordinary shares, the Redeeming U.S. Holder will be treated as described under “ — Redemption as Sale” below. If the redemption does not qualify as a sale of the redeemed ordinary shares, the Redeeming U.S. Holder will be treated as receiving a corporate distribution with the tax consequences described below under “ — Redemption as Distribution.” Whether a redemption qualifies for sale treatment will depend largely on the total number of shares treated as held by the Redeeming U.S. Holder (including any shares constructively owned by the Redeeming U.S. Holder as a result of owning warrants) relative to all of our shares outstanding both before and after the redemption. The redemption of ordinary shares generally will be treated as a sale of the redeemed ordinary shares (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete termination” of the Redeeming U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the Redeeming U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a Redeeming U.S. Holder takes into account not only our shares actually owned by the Redeeming U.S. Holder, but also our shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares the Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include our shares which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the Redeeming U.S. Holder immediately following the redemption must, among other requirements, be less than 80 percent of the percentage of our outstanding voting shares actually and constructively owned by the Redeeming U.S. Holder immediately before the redemption. There will be a complete termination of a Redeeming U.S. Holder’s interest if either (i) all of our shares actually and constructively owned by the Redeeming U.S. Holder are redeemed or (ii) all of our shares actually owned by the Redeeming U.S. Holder are redeemed and the Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the Redeeming U.S. Holder does not constructively own any other shares of ours. The redemption will not be essentially equivalent to a dividend to a Redeeming U.S. Holder if the redemption results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a Redeeming U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution and the tax effects will be as described under “ — Redemption as Distribution” below. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by it.

Tax Treatment of the Redemption — Redemption as Sale

Subject to the PFIC rules discussed below, if the redemption is treated as a sale to a Redeeming U.S. Holder, such Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such Redeeming U.S. Holder’s adjusted basis in the shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for the shares redeemed exceeds one year at the time of the redemption. It is unclear, however, whether the redemption rights associated with our shares may suspend the running of the applicable holding period for this purpose. Long-term capital gain realized by a non-corporate U.S. Holder is currently eligible to be taxed at reduced rates. The deduction of capital losses is subject to certain limitations. Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

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Tax Treatment of the Redemption — Redemption as Distribution

Subject to the PFIC rules discussed below, if the redemption is treated as a corporate distribution to a Redeeming U.S. Holder, such Redeeming U.S. Holder generally will be required to include in gross income the consideration paid to such Redeeming U.S. Holder as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Such amounts treated as dividends paid by us generally will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to a non-corporate Redeeming U.S. Holder, under tax laws currently in effect, such amounts treated as dividends generally will be treated as “qualified dividends,” which are taxed at the lower applicable long-term capital gains rate, only if our ordinary shares are readily tradable on an established securities market in the United States, we are not a PFIC during the taxable year in which the distribution is made or the preceding taxable year, and certain other requirements are met. No assurance can be given that such preferential rates of tax will apply to such amounts treated as dividends paid on our ordinary shares held by a Redeeming U.S. Holder. In addition, for purposes of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Redeeming U.S. Holders should consult their own tax advisors regarding the availability of such lower rate for any amounts treated as dividends paid by us.

Amounts treated as distributions which are in excess of our current or accumulated earnings and profits generally will be applied against and reduce the Redeeming U.S. Holder’s basis in its shares (but not below zero) and, to the extent in excess of such basis, will be treated as gain from the sale or exchange of such shares.

As these rules are complex, beneficial owners considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. tax purposes in any taxable year in which either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) on average, at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes, among other things, dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we met the PFIC asset or income test for our initial taxable year ended December 31, 2016 and our taxable year ending December 31, 2017. Our actual PFIC status for our current taxable year or any subsequent taxable year, however, will not be determinable until after the end of such taxable year. The determination of whether we are or have been a PFIC is primarily factual, and there is little administrative or judicial authority on which to rely to make a determination of PFIC status. Accordingly, the IRS or a court considering the matter may not agree with our analysis of whether or not we are or were a PFIC during any taxable year.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely qualified electing fund (“QEF”) election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark-to-market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•	any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “ — Tax Treatment of the Redemption — In General,” above); and

•	any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “ — Tax Treatment of the Redemption — In General,” above.

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Under these special rules:

•	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

•	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election, but there can be no assurance that we will timely provide such required information. There is also no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

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Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the SEC, including Nasdaq, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or mark-to-market election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, may result in substantial penalties and the extension of the period of limitations on assessment and collection of U.S. federal income taxes.

The application of the PFIC rules is extremely complex. Shareholders considering participating in the redemption should consult with their own tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Redeeming Non-U.S. Holders

For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) who or that so elects to have its shares redeemed and is not a Redeeming U.S. Holder.

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Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a Redeeming U.S. Holder for U.S. federal income tax purposes. See the discussion above under “U.S. Federal Income Tax Considerations to Redeeming U.S. Holders.”

With respect to any redemption treated as a sale, a Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:

•	such Redeeming Non-U.S. Holder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met; or

•	such Redeeming Non-U.S. Holder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

With respect to any redemption treated as a distribution rather than a sale, any amount treated as dividend income to a Redeeming Non-U.S. Holder that is effectively connected with such holder’s conduct of a U.S. trade or business (and, if an income tax treaty applies, such dividends are attributable to a permanent establishment maintained by the Redeeming Non-U.S. Holder in the United States), will be taxed as discussed above under “U.S. Federal Income Tax Considerations to Redeeming U.S. Holders.” In addition, dividends received by a corporate Redeeming Non-U.S. Holder that are effectively connected with such Redeeming Non-U.S. Holder’s conduct of a U.S. trade or business may also be subject to an additional branch profits tax at a rate of 30% or such lower rate as may be specified by an applicable income tax treaty.

As these rules are complex, shareholders considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Information Reporting and Backup Withholding

In general, proceeds from the exercise of redemption rights may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a Redeeming U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. A Redeeming Non-U.S. Holder generally can eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s U.S. federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

FATCA

Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred as the “Foreign Account Tax Compliance Act” or “FATCA”) generally impose withholding at a rate of 30% in certain circumstances on dividends in respect of, and, after December 31, 2018, gross proceeds from the sale or other disposition of, our securities which are held by or through certain foreign financial institutions (including investment funds), unless any such institution (i) enters into, and complies with, an agreement with the IRS to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution that are owned by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments, or (ii) if required under an intergovernmental agreement between the United States and an applicable foreign country, reports such information to its local tax authority, which will exchange such information with the U.S. authorities. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Accordingly, the entity through which our securities are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and, after December 31, 2018, gross proceeds from the sale or other disposition of, our securities held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exceptions will generally be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us or the applicable withholding agent that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which will in turn be provided to the U.S. Department of Treasury. All shareholders are urged to consult their own tax advisors regarding the possible implications of FATCA on their redemption decision.

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The foregoing discussion of U.S. federal income tax considerations is included for general purposes only. All shareholders are urged to consult their own tax advisors to determine the particular tax consequences to them (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of electing to exercise redemption rights in connection with the Extension Amendment.

The Extraordinary General Meeting

Date, Time and Place. The Extraordinary General Meeting will be held at 10:00 a.m. Eastern Time on October 30, 2018 at the offices of Winston & Strawn LLP, located at 200 Park Avenue, New York, New York 10166.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you owned ordinary shares at the close of business on October 5, 2018, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each ordinary share you owned at that time. The Company warrants do not carry voting rights.

Votes Required. The approval of the Extension Amendment Proposal requires a special resolution under the Cayman Islands Companies Law, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

On the record date of the Extraordinary General Meeting, there were 69,000,000 ordinary shares outstanding, of which 55,200,000 were public shares and 13,800,000 were founder shares. Each of the Company’s ordinary shares entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment Proposal approved, you must vote “AGAINST” the Extension Amendment. The Company anticipates that a public shareholder who tenders public shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by our board on the proposals to approve the Extension Amendment Proposal being presented to shareholders at the Extraordinary General Meeting. The Company has engaged Morrow to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Extraordinary General Meeting if you are a holder of record of ordinary shares. You may contact Morrow at:

Morrow Sodali LLC
470 West Avenue, 3rd Floor
Stamford, Connecticut 06902
Shareholders, please call toll free: (800) 662-5200
Banks and Brokerage Firms, please call collect: (203) 658-9400
Email: GTYH.info@morrowsodali.com

Required Vote

The approval of the Extension Amendment Proposal requires a special resolution under the Cayman Islands Companies Law, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and the Company will be required by its Articles to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the public shares, at a per-share price, payable in cash, equal to the proceeds then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses), less income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish rights of the public shareholders’ rights as shareholders of the Company (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the other requirements of other applicable law. The approval of the Extension Amendment Proposal is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination.

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In addition, our initial shareholders, advisors or their affiliates may purchase our shares in privately negotiated transactions or in the open market either prior to the Extraordinary General Meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood of that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal. None of our initial shareholders, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of Our Initial Shareholders

When you consider the recommendation of our board, you should keep in mind that our initial shareholders, officers and members of our board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

•	If we do not consummate a business combination by November 1, 2018, which is 24 months from the closing of our IPO, or by the Extended Date if the Extension Amendment Proposal is approved by the requisite number of votes, we would cease all operations except for the purpose of winding up, redeeming all of the outstanding public shares for cash and, subject to the approval of our remaining shareholders and our board, dissolving and liquidating, subject in each case to our obligations under the Cayman Islands Companies Law to provide for claims of creditors and the requirements of other applicable law. In such event, the 13,800,000 founder shares owned by our Sponsor and our other initial shareholders would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because our initial shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to complete a business combination within the required period. Our Sponsor purchased the founder shares prior to our IPO for an aggregate purchase price of $25,000, or approximately $0.002 per share. Such founder shares had an aggregate market value of $140,208,000 based upon the closing price of $10.16 per share on the Nasdaq on October 11, 2018, the most recent closing price.

•	In addition, simultaneously with the closing of our IPO, we consummated the sale of 8,693,334 private placement warrants at a price of $1.50 per warrant in a private placement to our Sponsor. The warrants are each exercisable to purchase one ordinary share at $11.50 per whole share. If we do not consummate a business combination transaction by November 1, 2018 or by the Extended Date if the Extension Amendment Proposal is approved by the requisite number of votes, then the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the public shareholders and these warrants will be worthless. The private placement warrants had an aggregate market value of approximately $11,301,334 based upon the closing price of $1.30 per warrant on the Nasdaq on October 11, 2018, the most recent closing price.

•	Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future they will receive any cash fees, stock options or stock awards that a post-business combination board of directors determines to pay to its directors and executive officers if they continue as directors and officers following such initial business combination.

•	In order to protect the amounts held in the Trust Account, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third-party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

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•	In addition, in order to finance transaction costs in connection with a business combination, our Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“working capital loans”). If the Company completes a business combination, the Company would repay the working capital loans out of the proceeds held in the Trust Account released to the Company. Otherwise, the working capital loans would be repaid only out of funds held outside the Trust Account. In the event that a business combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay the working capital loans, but no proceeds held in the Trust Account would be used to repay the working capital loans. Up to $1,500,000 of working capital loans may be convertible into warrants of the post business combination entity at a price of $1.50 per warrant at the option of the lender. Such warrants would be identical to the private placement warrants. The terms of such working capital loans, if any, have not been determined and no written agreements exist with respect to the working capital loans.

•	Following consummation of an initial business combination, our Sponsor, our officers and directors and their respective affiliates would be entitled to reimbursement for any reasonable out-of-pocket expenses related to identifying, investigating and consummating an initial business combination, and repayment of any other loans, if any, and on such terms as to be determined by us from time to time, made by our Sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination. However, if we fail to consummate a business combination within the applicable period, our Sponsor and our officers and directors and their respective affiliates will not have any claim against the Trust Account for reimbursement.

•	Stephen Rohleder, a director of the Company, invested $2,000,232.98 in Series C preferred stock issued by CityBase, in exchange for an approximate 2.2% interest in CityBase. Upon the CityBase Closing, Mr. Rohleder will be entitled to receive approximately $2.2 million in cash and will be entitled to receive a pro rata share of the up to $60 million shares of New GTY common stock that may be issued pursuant to the earn-out provisions in the CityBase Agreement.

•	Charles Wert, a director of the Company, invested $750,056.98 in Series C preferred stock issued by CityBase, in exchange for an approximate 0.8% interest in CityBase. Upon the CityBase Closing, Mr. Wert will be entitled to receive approximately $825,000 in cash and will be entitled to receive a pro rata share of the up to $60 million shares of New GTY common stock that may be issued pursuant to the earn-out provisions in the CityBase Agreement.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our board has determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders. Our board has approved and declared advisable adoption of the Extension Amendment Proposal, and recommends that you vote “FOR” such proposal.

Our IPO prospectus and Articles provide that the Company has until November 1, 2018 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms. The Company’s IPO prospectus and Articles state that if the Company’s shareholders approve an amendment to the Articles that would affect the substance or timing of the Company’s obligation to redeem all of the public shares if it does not complete a business combination before November 1, 2018, the Company will provide its public shareholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account, less income taxes payable, divided by the number of then outstanding public shares.

We believe that this provision of the Articles was included to protect the Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Articles. We also believe that, given the Company’s expenditure of time, effort and money on seeking an initial business combination, circumstances warrant providing those who believe they might find the Business Combination to be an attractive investment with an opportunity to consider such transaction.

Because the Company believes that the opportunity to consummate an initial business combination through to the Extended Date to be in the best interests of the Company’s shareholders, the Company has determined to seek shareholder approval to extend the time for closing an initial business combination beyond November 1, 2018 to the Extended Date.

The Company is not asking you to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account, less income taxes payable, taxes, divided by the number of then outstanding public shares, in the event a proposed business combination is completed or the Company has not consummated an initial business combination by the Extended Date.

After careful consideration of all relevant factors, the Company’s board determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders.

Our board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal.

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THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In no event will our board adjourn the Extraordinary General Meeting beyond November 1, 2018.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Vote Required for approval

The Adjournment Proposal must be approved as an ordinary resolution under the Cayman Islands Companies Law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of the Board

Our board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the ordinary shares as of October 5, 2018, the record date, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the ordinary shares, by:

•	each person known by us to be the beneficial owner of more than 5% of our 69,000,000 ordinary shares;

•	each of our officers and directors; and

•	all our officers and directors as a group.

As of the record date, there were a total of 69,000,000 ordinary shares outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Outstanding Ordinary Shares
GTY Investors, LLC (our Sponsor)(3)	13,680,000	19.8%
William D. Green(3)	13,680,000	19.8%
Joseph M. Tucci(3)	13,680,000	19.8%
Harry L. You(3)	13,680,000	19.8%
Randolph Cowen	30,000	*
Paul Dacier	30,000	*
Stephen Rohleder	30,000	*
Charles Wert	30,000	*
All officers, directors and director nominees as a group (seven individuals)	13,800,000	20.0%
The Baupost Group, L.L.C.(4)	4,400,000	6.4%
Alyeska Investment Group, L.P. (5)	4,533,436	6.6%

*	Less than 1%.

(1)	This table is based on 69,000,000 ordinary shares outstanding at June 6, 2018, of which 55,200,000 were Class A ordinary shares and 13,800,000 were Class B ordinary shares. The Class A ordinary shares and Class B ordinary shares vote together on all matters presented to shareholders for approval, exception that prior to the consummation of an initial business combination, only holders of Class B ordinary shares will have the ability to elect our directors. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise noted, the business address of each of our shareholders is 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144.

(2)	The interests shown consist solely of Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares at the time of our business combination.

(3)	William D. Green, Joseph M. Tucci and Harry L. You are members and the managers of GTY Investors, LLC, our Sponsor, and share voting and dispositive power over the Class B ordinary shares held by our Sponsor.

(4)	According to a Schedule 13G filed with the SEC on February 14, 2017 on behalf of The Baupost Group, L.L.C. (“Baupost”), SAK Corporation (“SAK”) and Seth A. Klarman (“Mr. Klarman”), each of Baupost, SAK and Mr. Klarman holds shared voting and dispositive power with respect to 4,400,000 shares of the Company’s Class A ordinary shares. Baupost acts as an investment advisor and general partner to private investment limited partnerships and purchased these securities on behalf of certain of such partnerships. SAK is the Manager of Baupost and Mr. Klarman is the sole shareholder of SAK. The business address of Baupost, SAK and Mr. Klarman is 10 St. James Avenue, Suite 1700, Boston, Massachusetts 02116.

(5)	According to a Schedule 13G/A filed on February 14, 2018 on behalf of Alyeska Investment Group, L.P. (“AIGLP”), Alyeska Fund GP, LLC (“AFG”), Alyeska Fund 2 GP, LLC (“AF2”) and Anand Parekh (“Mr. Parekh”), each of which share beneficial ownership over the 4,533,436 shares of the Class A ordinary shares reported herein. The business address of AIGLP, AFG, AF2 and Mr. Parekh is 77 West Wacker Drive, 7th Floor, Chicago, IL 60601.

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SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE 2019 ANNUAL MEETING

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the shareholders at our 2019 Annual General Meeting (the “2019 Annual Meeting”), it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our amended and restated memorandum and articles of association. Such proposals must be received by the Company at its offices at 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144 no later than February 6, 2019. If the date of the 2019 Annual Meeting has been changed by more than 30 days from the date of the Annual Meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials.

Shareholders who wish to present a proposal before the 2019 Annual Meeting but do not intend for the proposal to be included in our proxy statement and form of proxy must submit such proposal in writing to the Company at its offices at 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144 no later than April 22, 2019. If the date of the 2019 Annual Meeting has been changed by more than 30 days from the date of the Annual Meeting, then the deadline is a reasonable time before the Company send its proxy materials.

Each proposal should include the exact language of the proposal, a brief description of the matter and the reasons for the proposal, the name and address of the shareholder making the proposal and the disclosure of that shareholder’s number of ordinary shares owned, length of ownership of the shares, representation that the shareholder will continue to own the shares through the shareholder meeting, intention to appear in person or by proxy at the shareholder meeting and material interest, if any, in the matter being proposed.

If the Extension Amendment Proposal is not approved, there will be no annual meeting in 2019.

Nomination of Director Candidates

In addition, Article 20.8 of our amended and restated memorandum and articles of association provides notice procedures for shareholders to nominate candidates for election as directors at an annual general meeting. To be timely, a shareholder’s notice must be delivered to us at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the scheduled date of the 2019 Annual Meeting. Assuming the meeting is held on June 27, 2019, such proposals must be received by the Company at its offices at 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144 no later than March 29, 2019 and no earlier than February 27, 2018.

Availability of our Articles

You may contact our Secretary at our principal executive offices for a copy of our Articles.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•	if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, to inform us of his or her request; or

•	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

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WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
470 West Avenue, 3rd Floor
Stamford, Connecticut 06902
Shareholders, please call toll free: (800) 662-5200
Banks and Brokerage Firms, please call collect: (203) 658-9400
Email: GTYH.info@morrowsodali.com

If you are a shareholder of the Company and would like to request documents, please do so by October 23, 2018 in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

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ANNEX A

PROPOSED AMENDMENTS TO THE SECOND AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION OF GTY TECHNOLOGY HOLDINGS INC.

GTY TECHNOLOGY HOLDINGS INC.
(the “Company”)
RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

It was resolved as a special resolution THAT, effective immediately, the Second Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)	amending Article 49.4(a) by deleting the following introduction of such sub-section:

“the Company does not consummate a Business Combination by twenty-four months after the closing of the IPO:”

and replacing it with the following:

“the Company does not consummate a Business Combination by May 1, 2019”; and

(b)	amending Article 49.4(b) by deleting the words:

“within 24 months from the date of the closing of the IPO”

and replacing them with the words:

“by May 1, 2019”.

A-1

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF GTY TECHNOLOGY HOLDINGS INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints William D. Green and Harry L. You (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the ordinary shares of GTY Technology Holdings Inc., a Cayman Islands exempted company (the “Company”), that the undersigned is entitled to vote (the “Shares”) at the Extraordinary General Meeting of Shareholders of the Company to be held on October 30, 2018 at 10:00 a.m. Local Time at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166, and at any adjournments and/or postponements thereof. The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY. Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on October 30, 2018. This notice of Extraordinary General Meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/gtytechnologyholdings/sm2018/smproxy (Continued and to be marked, dated and signed below) The Adjournment Proposal – To approve the adjournment of the extraordinary general meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of proposal 1. (1) The Extension Proposal – To amend the Company’s second amended and restated memorandum and articles of association to extend the date by which the Company has to consummate a business combination from November 1, 2018 to May 1, 2019. PROXY CARD PLEASE MARK YOUR VOTE AS INDICATED IN THIS EXAMPLE X Date: , 2018 Signature Signature ( if held jointly) When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person. The Shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of Proposals 1 and 2. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion. GTY TECHNOLOGY HOLDINGS INC. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN